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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2001

                                Verticalnet, Inc.
               (Exact name of Registrant as Specified in Charter)


        Pennsylvania             000-25269                    23-2815834
(State or Other Jurisdiction    (Commission                 (IRS Employer
      of Incorporation)         File Number)             Identification No.)

507 Prudential Road, Horsham, PA                              19044
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone, including area code: 215-328-6100

         (Former name and former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On October 12, 2001, Verticalnet announced that Gene Godick, Executive Vice President and Chief Financial Officer, is resigning as Chief Financial Officer to pursue entrepreneurial interests. Godick will remain with the Company until the end of the month and through the announcement of the Company's third quarter financial results on October 25th to ensure a smooth transition. Verticalnet has appointed David Kostman, who has been the Company's Chief Operating Officer since March 2001, to the position of Interim Chief Financial Officer.

         A copy of the press release issued by the Registrant on October 12, 2001 concerning the resignation of Gene Godick as Chief Financial Officer is attached hereto as Exhibit 99.1 and is included herein.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated October 12, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     VERTICALNET, INC.

Date:    October 12, 2001            By:    /s/  James W. McKenzie, Jr.
                                         _______________________________________
                                     Name:  James W. McKenzie, Jr.
                                     Title: Executive Vice President,
                                            General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

99.1                       Press Release dated October 12, 2001






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